                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2000
                                                       -----------------


                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                     1-9524                 33-0204126
  -------------------------    ------------------------    -----------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)


         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
                                       ---
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                  LAST REPORT)

ITEM 2.  DISPOSITION OF ASSETS.

         This Current Report on Form 8-K of Burnham Pacific Properties, Inc. (the "Company") contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the satisfaction of conditions to the consummation of the proposed assets sales, the timing of the consummation of the proposed assets sales, the exact amounts of cash to be paid and indebtedness to be assumed with respect to the assets subject to sale and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

         As previously announced, on September 5, 2000 the Company entered into a purchase and sale agreement (the "Prudential Agreement") with The Prudential Insurance Company of America ("Prudential"), which agreement provides for the sale of 13 of the Company's properties to Prudential for gross consideration of approximately $317 million, consisting of cash and the assumption of indebtedness. The terms of the Prudential Agreement permit Prudential to assign the agreement to a joint venture formed by Developers Diversified Realty Corporation ("DDRC"), Coventry Real Estate Partners ("Coventry"), and/or Prudential or their respective affiliates. The Prudential Agreement was approved at the Company's 2000 Annual Meeting of Stockholders held on December 15, 2000 as part of the Company's Plan of Complete Liquidation and Dissolution.

COMPLETED TRANSACTIONS

         The following sales are the first completed sales of the 13 properties targeted for sale under the Prudential Agreement.

         On December 5, 2000, the Company closed on the sale of the San Diego Factory Outlet Center located in San Diego, California, and Meridian Village, located in Bellingham, Washington, to Retail Value Investment Program for an aggregate of $48.7 million, consisting of approximately $46.6 million in cash and the assumption of $2.1 million of indebtedness. Retail Value Investment Program is a joint venture formed by DDRC, Coventry and Prudential Real Estate Investors. The Company's third-party liquidator, DDR Real Estate Services, Inc., is an indirect, wholly-owned subsidiary of DDRC. The Company realized an aggregate gain on sale of approximately $3.9 million. Proceeds from the sales were used to reduce the Company's outstanding indebtedness.

         On December 29, 2000, the Company closed on the sale of three shopping centers located in the Los Angeles, California metro region. The three shopping centers are Valley Central Shopping Center located in Lancaster, California, the Plaza at Puente Hills located in the City of Industry, California, and the La Mancha Shopping Center located in Fullerton, California. The Company sold its approximate 1.1 million square feet of acquired interest in the three centers to Retail Value Investment Program for an aggregate of approximately $109.9 million, consisting of approximately $54.3 million in cash and the assumption of $55.6 million of indebtedness. The Company realized an aggregate gain on sale of approximately $13.5 million. Proceeds from the sales were used to reduce the Company's outstanding indebtedness.

PROBABLE TRANSACTIONS

         The following eight properties remain to be sold pursuant to the Prudential Agreement for an aggregate purchase price of approximately $158 million:


                                                                   Allocated
Property                     City/State                         Purchase Price
--------                     ----------                        ----------------
Downtown Pleasant Hill       Pleasant Hill, CA                 $     62,309,420
Lake Arrowhead               Lake Arrowhead Village, CA              26,306,541
Mountaingate                 Simi Valley, CA                         22,500,000
Cameron Park                 Cameron Park, CA                        15,067,287
Olympiad Plaza               Mission Viejo, CA                       11,763,031
Richmond City Center         Richmond, CA                            10,381,253
Keizer Creekside             Keizer, OR                               5,797,892
Puget Park                   Everett, WA                              3,885,504
                                                               ----------------

                                                               $    158,010,928
                                                               ================


         The parties who originally contributed the Lake Arrowhead center to the Company in exchange for units of limited partnership interest in Burnham Pacific Operating Partnership, L.P. have exercised their right of first refusal to acquire the asset on substantially the same terms as Prudential. The Company is currently negotiating a definitive purchase agreement with these parties, and upon execution of a purchase and sale agreement with these potential buyers, the Lake Arrowhead center will no longer be subject to the Prudential Agreement. If such a definitive purchase and sale agreement is not executed, however, Prudential will continue to be obligated to purchase Lake Arrowhead on the current terms set forth in the Prudential Agreement.

         The closing of each of these eight properties is subject to a number of conditions set forth in the Prudential Agreement, a copy of which has been incorporated by reference herein as Exhibit 99.1, including, among others, receipt of lender approval and obtaining lease-ups of certain space. As a result, the closing date and, accordingly, the exact amounts of cash to be paid and indebtedness to be assumed with respect to each of these remaining assets are uncertain. Because the sales of these remaining assets are still depending, there can be no assurance that the Company will consummate the sales or, if sold, that they will be sold on the terms currently contemplated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

               Pro forma financial information statements are included herein pursuant to Article 11 of Regulation S-X.

    (c)  EXHIBITS.

               99.1 Purchase and Sale Agreement, by and between the Company and Prudential, dated as of September 5, 2000 (incorporated by reference to Exhibit 10.2 to the Company's Form 10-Q for the fiscal quarter ended September 30, 2000).

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                           BURNHAM PACIFIC PROPERTIES, INC.



Dated: January 16, 2001                    By:   /s/ Daniel B. Platt
                                              ----------------------------------
                                              Name:  Daniel B. Platt
                                              Title: Chief Financial Officer

                        BURNHAM PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 gives effect to the following transactions as if they had occurred on September 30, 2000: (i) the sale of the San Diego Factory Outlet Center and Meridian Village on December 5, 2000 and the sale of Valley Central Shopping Center, Plaza at Puente Hills, and La Mancha on December 29, 2000 (collectively the "Completed Transactions"), and (ii) the proposed sale of Downtown Pleasant Hill, Lake Arrowhead, Mountaingate, Cameron Park, Olympiad Plaza, Richmond City Center, Keizer Creekside, and Puget Park (collectively the "Probable Transactions").

         The accompanying unaudited pro forma condensed consolidated statements of income give effect to the Completed Transactions and Probable Transactions as if they had occurred on January 1, 2000 and January 1, 1999.

         The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2000, and the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                        BURNHAM PACIFIC PROPERTIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)


                                                                  COMPLETED                 PROBABLE
                                                 HISTORICAL      TRANSACTIONS             TRANSACTIONS             PRO-FORMA
                                              ---------------   ---------------         ----------------         --------------
ASSETS
Real Estate                                    $     982,193     $    (160,528)(1)       $     (182,677)(6)       $    638,988
Less Accumulated Depreciation                        (74,940)           25,321 (1)                7,975 (6)            (41,644)
                                              ---------------   ---------------         ----------------         --------------
Real Estate-Net                                      907,253          (135,207)                (174,702)               597,344
Real Estate Held for Sale                             29,661                 -                        -                 29,661
Cash and Cash Equivalents                              4,236             7,226 (2)               36,977 (7)             48,439
Restricted Cash                                       11,126                 -                        -                 11,126
Receivables-Net                                       10,450                 -                        -                 10,450
Investments in Unconsolidated Subsidiaries             3,599                 -                        -                  3,599
Other Assets                                          23,979            (3,211)(3)               (6,035)(8)             14,733
                                              ---------------   ---------------         ----------------         --------------
      Total                                    $     990,304     $    (131,192)          $     (143,760)          $    715,352
                                              ===============   ===============         ================         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Accounts Payable and Other Liabilities         $      24,968     $           -                      $ -           $     24,968
Tenant Security Deposits                               2,569              (345)(3)                 (451)(8)              1,773
Note Payable                                         406,530           (57,655)(4)             (123,193)(9)            225,682
Line of Credit Advances                              157,392           (90,581)(4)               (5,218)(9)             61,593
                                              ---------------   ---------------         ----------------         --------------
Total Liabilities                              $     591,459     $    (148,581)          $     (128,862)          $    314,016
                                              ---------------   ---------------         ----------------         --------------

Commitments and Contingencies:

Minority Interest                                     24,518                 -           $       (9,549)(10)            14,969


Stockholders' Equity:
Preferred Stock                                           44                 -                        -                     44

Common Stock                                             323                 -                        -                    323

Paid in Capital in Excess of Par                     568,250                 -                    5,665 (11)           573,915

Dividends Paid in Excess of Net Income              (194,290)           17,389 (5)       $      (11,014)(12)          (187,915)
                                              ---------------   ---------------         ----------------         --------------
      Total Stockholders' Equity                     374,327            17,389                   (5,349)               386,367
                                              ---------------   ---------------         ----------------         --------------

Total                                          $     990,304     $    (131,192)          $     (143,760)          $    715,352
                                              ===============   ===============         ================         ==============



See accompanying notes to the unaudited pro forma condensed consolidated financial statements

                        BURNHAM PACIFIC PROPERTIES, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                  COMPLETED                 PROBABLE
                                                 HISTORICAL      TRANSACTIONS             TRANSACTIONS             PRO-FORMA
                                              ---------------   ---------------         ----------------         --------------
   REVENUES
     Rents                                            89,277           (16,374) (13)            (12,567) (16)           60,336
     Fee Income                                          803                 -                        -                    803
     Interest                                          1,230                 -                        -                  1,230
                                              ---------------   ---------------         ----------------         --------------
       Total Revenues                                 91,310           (16,374)                 (12,567)                62,369

   COSTS AND EXPENSES
     Interest                                         32,019            (9,804) (14)             (5,382) (17)           16,833
     Rental Operating                                 26,216            (4,221) (13)             (3,845) (16)           18,150
     General and Administrative                        8,009                 -                        -                  8,009
     Provision for Bad Debt                              785              (159) (13)               (321) (16)              305
     Litigation                                        3,613                 -                        -                  3,613
     Costs Associated with Un-
       solicited Proposal and Pursuit
       of Strategic Alternatives                       4,642                 -                        -                  4,642
     Restructuring Charge                              2,144                 -                        -                  2,144
     Impairment Write-Off                             32,330              (476) (15)            (20,037) (18)           11,817
     Depreciation and Amortization                    19,960            (3,313) (13)             (2,960) (16)           13,687
                                              ---------------   ---------------         ----------------         --------------
       Total Costs and Expenses                      129,718           (17,973)                 (32,545)                79,200
                                              ---------------   ---------------         ----------------         --------------

     Income from Operations Before
       Income from Unconsolidated Subsidiaries,
       Minority Interest, Gain on Sales of Real
       Estate, and Dividends Paid to Preferred
       Stockholders                                  (38,408)            1,599                   19,978                (16,831)

     Income from Unconsolidated Subsidiaries              99                 -                        -                     99
     Minority Interest                                (1,386)                -                        -                 (1,386)
     Gain on Sales of Real Estate                      1,226                 -                        -                  1,226
     Dividends Paid to Preferred Stockholders         (4,467)                -                        -                 (4,467)
                                              ---------------   ---------------         ----------------         --------------

     Income Available to Common Stockholders         (42,936)            1,599                   19,978                (21,359)
                                              ===============   ===============         ================         ==============

   Net Income Before Extraordinary Item
      Per Share - Basic and Diluted                    (1.33)             0.05                     0.62                  (0.66)
                                              ===============   ===============         ================         ==============


   Weighted Ave. No. of Shares -
      Basic and Diluted                               32,308            32,308                   32,308                 32,308
                                              ===============   ===============         ================         ==============


See accompanying notes to the unaudited pro forma condensed consolidated financial statements

                        BURNHAM PACIFIC PROPERTIES, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                  COMPLETED                 PROBABLE
                                                 HISTORICAL      TRANSACTIONS             TRANSACTIONS             PRO-FORMA
                                              ---------------   ---------------         ----------------         --------------
   REVENUES
     Rents                                           126,091           (21,354) (19)            (13,978) (21)           90,759
     Fee Income                                        5,078                 -                        -                  5,078
     Interest                                          1,641                 -                        -                  1,641
                                              ---------------   ---------------         ----------------         --------------
       Total Revenues                                132,810           (21,354)                 (13,978)                97,478

   COSTS AND EXPENSES
     Interest                                         36,391           (13,078) (20)             (5,448) (22)           17,865
     Rental Operating                                 36,607            (5,526) (19)             (4,255) (21)           26,826
     Provision for Bad Debt                            1,231              (424) (19)               (351) (21)              456
     General and Administrative                        8,021                (5) (19)                  -                  8,016
     Restructuring Charge                              1,353                 -                        -                  1,353
     Abandoned Acquisition Costs                         748                 -                        -                    748
     Costs Associated with Un-
       solicited Proposal and Pursuit
       of Strategic Alternatives                       4,548                 -                        -                  4,548
     Impairment Write-Off                              2,200                 -                        -                  2,200
     Depreciation and Amortization                    28,182            (4,395) (19)             (2,372) (21)           21,415
                                              ---------------   ---------------         ----------------         --------------
       Total Costs and Expenses                      119,281           (23,428)                 (12,426)                83,427
                                              ---------------   ---------------         ----------------         --------------

     Income from Operations Before
       Income from Unconsolidated Subsidiaries,
       Minority Interest, Gain on Sales of Real
       Estate, and Dividends Paid to Preferred
       Stockholders                                   13,529             2,074                   (1,552)                14,051

     Income from Unconsolidated Subsidiaries           1,077                 -                        -                  1,077
     Minority Interest                                (5,024)                -                        -                 (5,024)
     Gain on Sales of Real Estate                     10,371                 -                        -                 10,371
     Dividends Paid to Preferred Stockholders         (5,600)                -                        -                 (5,600)
                                              ---------------   ---------------         ----------------         --------------

     Income Available to Common Stockholders          14,353             2,074                   (1,552)                14,875
                                              ===============   ===============         ================         ==============


   Net Income Before Extraordinary Item
      Per Share - Basic and Diluted                     0.45              0.06                    (0.05)                  0.46
                                              ===============   ===============         ================         ==============

   Weighted Ave. No. of Shares -
      Basic and Diluted                               32,062            32,062                   32,062                 32,062
                                              ===============   ===============         ================         ==============



See accompanying notes to the unaudited pro forma condensed consolidated financial statements

                        BURNHAM PACIFIC PROPERTIES, INC.

          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30,
2000

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 assumes the Completed Transactions and the Probable Transactions occurred on September 30, 2000. The pro forma information is based upon the Company's historical statements included in the Company's quarterly report on Form 10-Q/A after giving effect to the following adjustments:

COMPLETED TRANSACTIONS
      (1) Reflects the carrying value of the real estate and accumulated depreciation of the Completed Transactions as of September 30, 2000.
      (2) Reflects the net cash proceeds after repayment of mortgage debt and the partial pay down of line of credit for the Completed Transactions.
      (3) Reflects the carrying amount of certain assets and liabilities related to the Completed Transactions.
      (4) Reflects the repayment of the mortgage debt and the partial pay down of line of credit in connection with the Completed Transactions.
      (5) Reflects the aggregate gain on sales of $17.4 million on the Completed Transactions.

PROBABLE TRANSACTIONS
      (6) Reflects the carrying value of the real estate and accumulated depreciation of the Probable Transactions as of September 30, 2000.
      (7) Reflects the net cash proceeds after the repayment of mortgage debt, the partial pay down of line of credit and the redemption of minority interest in connection with the Probable Transactions.
      (8) Reflects the carrying amount of certain assets and liabilities related to the Probable Transactions.
      (9) Reflects the repayment of the mortgage debt and the partial pay down of line of credit in connection with the sale of the Probable Transactions.
      (10) Reflects the carrying value of the units of limited partnership interest in Burnham Pacific Operating Partnership L.P. repurchased in connection with the sale of the Probable Transactions.
      (11) Reflects the aggregate difference in original minority interest issue price over redemption price of the minority interest paid in connection with the Probable Transactions.
      (12) Reflects the estimated aggregate loss on sales of $11.0 million on the Probable Transactions.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

The Company's unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2000 assumes the Completed Transactions and the Probable Transactions occured on January 01, 2000, but does not reflect the aggregate net gain on sale of properties. The pro forma financial information is based on the unaudited historical financial statements included in the Company's quarterly report on Form 10-Q/A for the fiscal quarter ended September 30, 2000 after giving effect to the following adjustments:

COMPLETED TRANSACTIONS
     (13) Reflects the actual operating results for revenues and expenses for the nine months ended September 30, 2000 for the Completed Transactions.
     (14) Reflects the decrease in interest expense resulting from the repayment of the mortgage debt and the partial pay down of line of credit in connection with the Completed Transactions.
     (15) Reflects the decrease in impairment write-off related to the Completed Transactions.

PROBABLE TRANSACTIONS
     (16) Reflects the actual operating results for revenues and expenses for the nine months ended September 30, 2000 for the Probable Transactions.
     (17) Reflects the decrease in interest expense resulting from the repayment of the mortgage debt and the partial pay down of line of credit in connection with the Probable Transactions.
     (18) Reflects the decrease in impairment write-off related to the Probable Transactions.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999

The Company's unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1999 assumes the Completed Transactions and the Probable Transactions occurred January 01, 1999, but does not reflect the aggregate net gain on sale of properties. The pro forma financial information is based on the unaudited historical financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999 after giving effect to the following adjustments:

     COMPLETED TRANSACTIONS
     (19) Reflects the actual operating results for revenues and expenses for the year ended December 31, 1999 for the Completed Transactions.
     (20) Reflects the decrease in interest expense resulting from the repayment of the mortgage debt and the partial pay down of line of credit in connection with the Completed Transactions.

     PROBABLE TRANSACTIONS
     (21) Reflects the actual operating results for revenues and expenses for the year ended December 31, 1999 for the Probable Transactions.
     (22) Reflects the decrease in interest expense resulting from the repayment of the mortgage debt and the partial pay down of line of credit in connection with the Probable Transactions.